                                                                    Exhibit 32.1

                  Certification Pursuant To Section 906 Of The
                           Sarbanes-Oxley Act Of 2002


         In connection with the Quarterly Report on Form 10-Q of Datascope Corp. (the "Company") for the Quarter ended December 31, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned hereby certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

         o the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and

         o the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


February 12, 2004



                            /s/ Lawrence Saper
                           -------------------------------------------------
                           Lawrence Saper
                           Chairman of the Board and Chief Executive Officer




                            /s/ Murray Pitkowsky
                           -------------------------------------------------
                           Murray Pitkowsky
                           Senior V.P., Chief Financial Officer and Treasurer